Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of December 26, 2012

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I	Servicing Agreements
SCHEDULE II	Retained Servicing Fee Percentage
SCHEDULE III	Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of December 26, 2012 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of October 1, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in January, 2013, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer and Home Loan Servicing Solutions, Ltd., as Purchasers, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer and Home Loan Servicing Solutions, Ltd. under the Sale Supplement and the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement” shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the

Subservicing Supplement

aggregate Servicing Fees actually received by Servicer and Home Loan Servicing Solutions, Ltd. pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 4.25% per annum (i.e., 0.3542% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Servicer. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By:	/s/ James Lauter
Name:	James Lauter
Title:	CFO

OCWEN LOAN SERVICING, LLC
By: Ocwen Mortgage Servicing, Inc., as its sole member

By:	/s/ Kenneth D. Najour
Name:	Kenneth D. Najour
Title:	Treasurer

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor #	Deal Name
3447	C-BASS 2007-CB4
3163	GSAMP 2007-HE1
3567	Nomura 2007-3
3237	PC 2006-1
3436	C-BASS 2006-CB7
3158	GSAMP 2006-HE7
3217	Nomura 2006-FM2
3038	CMLTI 2007-AMC3
3166	GSAMP 2007-NC1
3025	C-BASS 2007-MX1
2967	ARSI 2004-W6
2966	ARSI 2004-W5
2963	ARSI 2003-W3
3418	SURF 2003-BC4
2988	C-BASS 2004-CB2
2948	ABSC 2004-HE10
3209	MORGAN STANLEY 2003-HE1
3088	Fremont 2004-A
3110	FREMONT HM LN TR 2004-1
3471	Fieldstone 2005-1
3410	Soundview 2005-3
3108	FREMONT HM LN TR 2004-2
3414	STALT 2006-1F
3000	C-BASS 2005-CB6
2958	AMIT 2005-1
3085	First NLC 2005-2
3093	Fremont 2005-2
3008	C-BASS 2006-CB4
3169	GSAMP Trust 2005-WMC3
3226	Ownit 2006-2
2945	ABFC 2006-HE1
3448	C-BASS 2007-CB5
3159	GSAMP 2006-NC1
3573	Nomura 2007-2
3416	SURF 2003-BC2
2962	ARSI 2003-W1
2961	AMSI 2004-FR1

Sch I-1

3338	RALI 2006-QS17
3382	RAMP 2005-RP3
2989	C-BASS 2004-CB3
2984	C-BASS 2003-CB5
3196	MLMI 2003-WMC2
3215	NCHELT 2003-A
3145	GSAMP 2004-NC1
2991	C-BASS 2004-CB5
3469	Fieldstone 2004-4
2987	C-BASS 2004-CB1
3468	Fieldstone 2004-3
2992	C-BASS 2004-CB6
2994	C-BASS 2004-CB8
2998	C-BASS 2005-CB3
2990	C-BASS 2004-CB4
2957	AMIT 2004-1
3224	Ownit 2005-5
3037	CMLTI 2006-SHL1
3026	C-BASS 2007-RP1
3441	C-BASS 2006-RP2
3233	PARK PLACE 2005-WLL1
3230	Ownit 2006-6
3235	PC 2005-3
3197	MLMI 2007-HE2
3005	C-BASS 2006-CB1
3081	Fieldstone 2007-1
3111	GE WMC 2005-1
3153	GSAMP 2006-HE2
3227	Ownit 2006-3
3155	GSAMP 2006-HE4
3411	Soundview 2006-1
3474	Fieldstone 2006-1
3231	Ownit 2006-7
3078	Fieldstone 2006-2
3228	Ownit 2006-4
3433	C-BASS 2005-CB8
3152	GSAMP 2006-HE1
3079	Fieldstone 2006-3
3160	GSAMP 2007-FM1
3112	GE WMC 2005-2
3164	GSAMP 2007-HE2
3426	TERWIN 2003-HE2
3415	SURF 2003-BC1
3309	Provident 1998-4

Sch I-2

2979	C-BASS 2002-CB5
2947	ABSC 2001-HE2
2944	ABFC 2004-AHL1
3449	CITI 2003-HE1
3319	RAAC 2006-SP3
2975	C-BASS 2002-CB1
2950	ACE 2003-FM1
2986	C-BASS 2003-RP1
2981	C-BASS 2003-CB1
3143	GSAMP 2003-SEA
2980	C-BASS 2002-CB6
3200	MLMLI 2004-HE1
2995	C-BASS 2004-RP1
3320	RAAC 2006-SP4
2976	C-BASS 2002-CB2
3427	TERWIN 2003-HE4
3082	Finance America 2003-1
3323	RAAC 2007-SP3
3194	Meritage 2003-1 {Provident}
2982	C-BASS 2003-CB2
3403	SBM7 2002-CIT1
2973	C-BASS 2001-CB3
3206	MORGAN STANLEY 2002-NC2
3205	MORGAN STANLEY 2002-NC1
2977	C-BASS 2002-CB3
3220	Ownit 2005-1
3219	OWNIT 2004-1
3193	Merill Lynch2003-HE1-Provident
3312	Provident 2000-2
2983	C-BASS 2003-CB3
3204	MORGAN STANLEY 2002-HE3
3080	Fieldstone 2006-S1
2968	ARSI 2004-W7
2943	ABFC 2003-AHL1
3417	SURF 2003-BC3
2951	ACE 2003-HS1 (Provident)
3207	MORGAN STANLEY 2002-NC4
3211	MORGAN STANLEY 2003-NC3
3311	Provident 2000-1
3406	SBMSI 2001-2
3212	MORGAN STANLEY 2003-NC4
3455	CFSB 2003-HE5
3434	C-BASS 2005-RP1
3208	MORGAN STANLEY 2002-NC5

Sch I-3

3450	CMLT 2004-RES1
3420	SURF 2004-BC1
3202	MORGAN STANLEY 2002-AM3
3087	Fremont 2003-B
2949	ABSC 2004-HE4
3409	Soundview 2003-1
2996	C-BASS 2005-CB1
2954	ACE 2004-RM2
3470	Fieldstone 2004-5
2985	C-BASS 2003-CB6
3144	GSAMP 2004-AHL
3475	Fremont 2004-C
3210	MORGAN STANLEY 2003-NC2
3412	Soundview 2006-A
3147	GSAMP 2005-NC1
2997	C-BASS 2005-CB2
3084	Finance America 2004-3
3435	C-BASS 2005-RP2
3083	FINANCE AMERICA 2004-1
3185	GSRPM 2006-1
3310	Provident 1999-3
3308	PPT 2004-1
3232	Ownit 2006-OT1
3027	C-BASS 2007-SL1
3421	SURF 2004-BC2
3419	SURF 2004-AA1
2993	C-BASS 2004-CB7
3146	GSAMP 2004-NC2
3454	CFSB 2003-HE4
3456	CFSB 2003-HE7
3422	SURF 2004-BC3
2953	ACE 2004-FM2
3476	Fremont 2004-D
3222	Ownit 2005-3
3028	C-BASS 2007-SP1
3432	C-BASS 2005-CB7
3213	MORGAN STANLEY 2003-NC8
3443	C-BASS 2006-SL1
3423	SURF 2004-BC4
3424	SURF 2005-BC1
3221	Ownit 2005-2
3401	SABR 2004-NC1
2999	C-BASS 2005-CB5
2955	ACE 2005-AG1

Sch I-4

3029	C-BASS 2007-SP2
3095	Fremont 2005-B
3440	C-BASS 2006-RP1
3039	C-BASS 2005-CB4
3109	FREMONT HM LN TR 2004-4
3094	Fremont 2005-A
3162	GSAMP 2007-H1
3141	GSAMP 2002-HH
3223	Ownit 2005-4
3229	Ownit 2006-5
3439	C-BASS 2006-MH1
3225	Ownit 2006-1
3472	Fieldstone 2005-2
2946	ABFC 2007-NC1
3096	Fremont 2005-C
3473	Fieldstone 2005-3
3006	C-BASS 2006-CB2
3167	GSAMP Trust 2005-HE5
3097	Fremont 2005-D
3099	Fremont 2006-2
3100	Fremont 2006-A
3156	GSAMP 2006-HE5
3154	GSAMP 2006-HE3
3101	Fremont 2006-B
2956	ACE 2006-FM1
3098	Fremont 2005-E
3104	Fremont 2006-E
3103	Fremont 2006-D
3102	Fremont 2006-C
3442	C-BASS 2006-SC1
3565	ACE 2003-NC1 {Provident}
2952	ACE 2004-1 (Provident)
3148	GSAMP 2005-WMC1
3009	C-BASS 2006-CB5
3236	PC 2005-4
3437	C-BASS 2006-CB8
3007	C-BASS 2006-CB3
3188	JPMAC 2005-FRE1
3216	Nomura 2006-FM1
3477	Fremont 2005-1
3149	GSAMP 2005-WMC2
3024	C-BASS 2007-CB6
3446	C-BASS 2007-CB3
3157	GSAMP 2006-HE6

Sch I-5

3113	GE-WMC 2006-1
3010	C-BASS 2006-CB6
3444	C-BASS 2007-CB1
3438	C-BASS 2006-CB9
3151	GSAMP 2006-FM3
3150	GSAMP 2006-FM2
3170	GSAMP Trust 2006-HE8
3161	GSAMP 2007-FM2
3445	C-BASS 2007-CB2
2519	ACE 2006-HE1
2594	CSSLT 2006-1
2704	EquiFirst 2005-1 (Grwch)
2705	First Franklin FFML 2005-FF1 (Barclays)
2706	MSAC 2007-HE1
2707	MSHEL 2007-2
2720	Saxon 06-2
2721	Saxon 03-3
2723	Saxon 04-3
2724	Saxon 05-1
2725	ABFC 2007-WMC1
2726	MSAC 2007-NC3
2728	MSAC 2007-HE7
2732	Soundview 2006-EQ1
2733	MSAC 2007-HE6
2736	SAST 2007-3
2740	First Franklin 2002-FF2
2741	First Franklin 2002-FF4
2746	IXIS RE Capital Trust 2005-HE3
2747	IXIS RE Capital Trust 2005-HE4
2748	Morgan Stanley IXIS 2006-1
2750	IXIS RE Capital Trust 2006-HE1
2760	Morgan Stanley ST TR I 2007-1
2762	Natixis 2007-HE2
2763	NCFC 2006-MTA-1
3801	NCFC 2006-1
3806	NMFT 2007-1
3814	ABSC 2004-HE9 (CSFB) 1/15/05
3819	Meritage 2005-1 (Grwch)
3829	ACE 2006-NC1 (Deutsche)
3833	SABR 2005-FR2 (Barclays)
3834	ABSC 2005-HE2 (CSFB)
3837	FIRST FRANKLIN 2004-FFH3 (Grwch)

Sch I-6

3839	Meritage 2004-2 (Grwch)
3842	SAST 2007-4
3857	Saxon 02-3
3858	Saxon 03-1
2699	ABSC 2004-HE5 (CSFB)
2700	ABSC 2004-HE7 (CSFB) 11/15/04
2703	EquiFirst 2004-2 (Grwch)
2716	SAST 2007-1
2717	Saxon 05-2
2722	Saxon 04-2
2727	MSAC 2007-HE5
2729	NMFT 2007-2
2731	Saxon 06-3
2734	Saxon 04-1
2735	MSAC 2007-NC4
3793	Soundview 2001-1 (Grwch) FASCO
3813	SABR 2005-FR1 (Barclays)
3815	ACE 2005-RM1 (Deutsche)
3817	Soundview Home Loan Trust 2004-1 (Grwch)
3818	Soundview 2004-WMC1 (Grwch)
3820	Soundview 2005-2 (Grwch)
3828	ACE 2005-RM2 (Deutsche)
3830	ACE 2006-ASAP1 (Deutsche)
3831	MSHEL 2007-1
3832	MSAC 2007-HE4
3835	First Franklin 2004-FFH2 (Grwch)
3836	First Franklin 2004-FF5 (Grwch)
3838	ABFC 2005-HE2 (B of A)
3840	Meritage 2005-2 (Grwch)
3849	Saxon 00-3
3854	Saxon 02-2
3855	Saxon 03-2
3566	Morgan Stanley 2002-HE1
326	IMC HELOT 1998-7
344	ORMBS 1999-R2
413	Delta Funding Series 1997-2
414	Delta Funding Series 1997-3
416	Delta Funding Series 1998-1
460	Delta Funding Series 1999-2
461	Delta Funding Series 1999-3
465	Delta Funding Series 1999-1
520	Ocwen 1998-R2
527	BCF 1997-R2

Sch I-7

554	SBMS 1997-HUD1
596	Amreit Eagle
598	Lehman Securitization 1998-2
2046	Metropolitan 1997-B
2047	Metropolitan 1998-A
2048	Metropolitan 1998-B
2050	Metropolitan 1999-B
2052	MAFI II REMIC TRUST 1999-D S/S
2063	MSDW 2001-NC1
2141	Salomon 2001-NC2
2143	Delta Funding Series 2001-2
2155	MSDW 2001-NC3
2175	NCMC 2002-NCA
2190	RMAC 2002-2
2216	RMAC 2002-3
2234	RMAC 2002-4
2239	RMAC 2003-1
2266	RMAC 2003-2
2302	RMAC 2003-3
2319	RMAC 2003-4
2543	GSAMP 2006-SEA1
2584	GSRPM 2006-2
2601	GSAMP 2007-SEA1
2614	GSRPM 2007-1
2713	NMFT 2004-2
3789	ABSC 2001-HE1
3791	ACE 2002-HE1
3816	ACE 2005-HE4
331	Lehman/Sasco 1999SP-1
356	Norwest/Lehman/Sasco 98-8
361	Amresco Residential Securities Corp.
363	Amresco 1998-3
383	First Alliance 1997-4
385	First Alliance 1998-2
387	First Alliance 1998-4
388	First Alliance 1999-1
390	First Alliance 1999-3
395	Amresco 1997-1
396	Amresco 1997-2
397	Amresco 1997-3
535	BCF 1996-R1
549	BCF 1997-R1
561	BCF 1997-R3
569	Ocwen 1998-R1
595	Ocwen 1998-R3
3823	GSAA HOME EQUITY 2006-2

Sch I-8

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	28.50 bps
4	6	27.75 bps
7	9	27.00 bps
10	12	26.00 bps
13	15	25.25 bps
16	18	24.00 bps
19	21	23.25 bps
22	24	22.00 bps
25	27	22.00 bps
28	30	21.00 bps
31	33	20.50 bps
34	36	20.00 bps
37	39	19.00 bps
40	72	19.00 bps

[1]	Starting with January 2013.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	5.25%
2	5.13%
3	5.01%
4	4.86%
5	4.73%
6	4.60%
7	4.50%
8	4.39%
9	4.30%
10	4.21%
11	4.14%
12	4.07%
13	4.00%
14	3.93%
15	3.86%
16	3.75%
17	3.65%
18	3.55%
19	3.45%
20	3.36%
21	3.26%
22	3.21%
23	3.15%
24	3.09%
25	3.04%
26	2.99%
27	2.94%
28	2.85%
29	2.78%
30	2.70%
31	2.63%
32	2.55%
33	2.48%
34	2.44%
35	2.40%

[2]	Starting with January, 2013.

Sch III-1

Month[2]	Target Advance Ratio
36	2.35%
37	2.31%
38	2.27%
39	2.23%
40	2.17%
41	2.11%
42	2.05%
43	2.00%
44	1.94%
45	1.89%
46	1.86%
47	1.82%
48	1.79%
49	1.76%
50	1.76%
51	1.75%
52	1.75%
53	1.75%
54	1.75%
55	1.75%
56	1.75%
57	1.75%
58	1.75%
59	1.75%
60	1.75%
61	1.75%
62	1.75%
63	1.75%
64	1.75%
65	1.75%
66	1.75%
67	1.75%
68	1.75%
69	1.75%
70	1.75%
71	1.75%
72	1.75%

Sch III-2